                                                                     Exhibit 99.1

                         FORM 3 JOINT FILER INFORMATION

Name:                                       ForeFront Venture Partners, L.P.
Address:                                    3600 Pruneridge Avenue, Suite 300
                                            Santa Clara, CA 95051
Relationship to Issuer:                     10% Owner
Designated Filer:                           Chang Kuo Wei ("Herbert")
Date of Event Requiring Statement:          11/18/2004
Issuer Name and Ticker or Trading Symbol:   Monolithic Power Systems, Inc. (MPWR)

Signature                                   ForeFront Venture Partners, L.P.

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------

Name:                                       Forefront Associates LLC
Address:                                    3600 Pruneridge Avenue, Suite 300
                                            Santa Clara, CA 95051
Relationship to Issuer:                     10% Owner
Designated Filer:                           Chang Kuo Wei ("Herbert")
Date of Event Requiring Statement:          11/18/2004
Issuer Name and Ticker or Trading Symbol:   Monolithic Power Systems, Inc. (MPWR)

Signature                                   Forefront Associates LLC

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------

Name:                                       InveStar Capital, Inc.
Address:                                    Room 1201, 12th Floor
                                            333 Keelung Road, Sec. 1
                                            Taipei, Taiwan, R.O.C.
Relationship to Issuer:                     10% Owner
Designated Filer:                           Chang Kuo Wei ("Herbert")
Date of Event Requiring Statement:          11/18/2004
Issuer Name and Ticker or Trading Symbol:   Monolithic Power Systems, Inc. (MPWR)

Signature                                   InveStar Capital, Inc.

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------

Name:                                       InveStar Excelsus Venture Capital (Int'l) Inc., LDC
Address:                                    Room 1201, 12th Floor
                                            333 Keelung Road, Sec. 1
                                            Taipei, Taiwan, R.O.C.
Relationship to Issuer:                     10% Owner
Designated Filer:                           Chang Kuo Wei ("Herbert")
Date of Event Requiring Statement:          11/18/2004
Issuer Name and Ticker or Trading Symbol:   Monolithic Power Systems, Inc. (MPWR)

Signature                                   InveStar Excelsus Venture Capital (Int'l) Inc., LDC

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------

Name:                                       InveStar Burgeon Venture Capital, Inc.
Address:                                    Room 1201, 12th Floor
                                            333 Keelung Road, Sec. 1
                                            Taipei, Taiwan, R.O.C.
Relationship to Issuer:                     10% Owner
Designated Filer:                           Chang Kuo Wei ("Herbert")
Date of Event Requiring Statement:          11/18/2004
Issuer Name and Ticker or Trading Symbol:   Monolithic Power Systems, Inc. (MPWR)

Signature                                   InveStar Burgeon Venture Capital, Inc.

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------

Name:                                       InveStar Dayspring Venture Capital, Inc.
Address:                                    Room 1201, 12th Floor
                                            333 Keelung Road, Sec. 1
                                            Taipei, Taiwan, R.O.C.
Relationship to Issuer:                     10% Owner
Designated Filer:                           Chang Kuo Wei ("Herbert")
Date of Event Requiring Statement:          11/18/2004
Issuer Name and Ticker or Trading Symbol:   Monolithic Power Systems, Inc. (MPWR)

Signature                                   InveStar Dayspring Venture Capital, Inc.

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------

Name:                                       InveStar Semiconductor Development Fund, Inc.
Address:                                    Room 1201, 12th Floor
                                            333 Keelung Road, Sec. 1
                                            Taipei, Taiwan, R.O.C.
Relationship to Issuer:                     10% Owner
Designated Filer:                           Chang Kuo Wei ("Herbert")
Date of Event Requiring Statement:          11/18/2004
Issuer Name and Ticker or Trading Symbol:   Monolithic Power Systems, Inc. (MPWR)

Signature                                   InveStar Semiconductor Development Fund, Inc.

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------

Name:                                       InveStar Semiconductor Development Fund, Inc. (II) LDC
Address:                                    Room 1201, 12th Floor
                                            333 Keelung Road, Sec. 1
                                            Taipei, Taiwan, R.O.C.
Designated Filer:                           Chang Kuo Wei ("Herbert")
Date of Event Requiring Statement:          11/18/2004
Issuer Name and Ticker or Trading Symbol:   Monolithic Power Systems, Inc. (MPWR)

Signature                                   InveStar Semiconductor Development Fund, Inc. (II) LDC

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------

Name:                                       Kenneth Tai
Address:                                    Room 1201, 12th Floor
                                            333 Keelung Road, Sec. 1
                                            Taipei, Taiwan, R.O.C.
Relationship to Issuer:                     10% Owner
Designated Filer:                           Chang Kuo Wei ("Herbert")
Date of Event Requiring Statement:          11/18/2004
Issuer Name and Ticker or Trading Symbol:   Monolithic Power Systems, Inc. (MPWR)

Signature                                   Kenneth Tai

                                            By:
                                               ---------------------------------
                                            Title:
                                                   ------------------------------